CONFORMED TO 30TH MARCH 1999






                                  CINERGY CORP.







     ----------------------------------------------------------------------

                                      RULES
                                     OF THE
                               1998 CINERGY CORP.
                                SHARESAVE SCHEME

     ----------------------------------------------------------------------
                (Adopted by a resolution of the Directors on 16th
               December 1998 and amended on 11th February 1999 and
                 approved by the Inland Revenue under the Income
                and Corporation Taxes Act 1988 on 3rd March 1999
                          under reference SRS 2185/IGB)













                                  HERBERT SMITH
                                 Exchange House
                                 Primrose Street
                                 London EC2A 2HS
                               Tel: 0171 374-8000
                               Fax: 0171 496-0043
                                    Ref: 281
                            Date: 12th February 1999

                                  CINERGY CORP.

                                SHARESAVE SCHEME

                                    CONTENTS
                                                                           PAGE

1.     DEFINITIONS..........................................................1

2.     APPLICATION FOR OPTIONS..............................................6

3.     GRANT OF OPTIONS.....................................................8

4.     NUMBER OF SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED..........9

5.     RIGHTS OF EXERCISE AND LAPSE OF OPTIONS.............................10

6.     TAKEOVER, RECONSTRUCTION AND AMALGAMATION, AND LIQUIDATION..........13

7.     MANNER OF EXERCISE..................................................14

8.     TRANSFER OF SHARES..................................................16

9.     ADJUSTMENTS.........................................................16

10.    ADMINISTRATION......................................................17

11.    ALTERATIONS.........................................................18

12.    GENERAL ............................................................18

                   RULES OF THE CINERGY CORP. SHARESAVE SCHEME


1.     DEFINITIONS


1.1 In this Scheme, the following words and expressions shall bear, unless the context otherwise requires, the meanings set forth below:

       "APPROPRIATE PERIOD"         the limit given by Paragraph 15(2) of
                                    Schedule 9 to the Taxes Act;

       "ASSOCIATED COMPANY"         an associated company of the Company within
                                    the meaning that expression bears in Section
                                    187(2) of the Taxes Act;

       "BONUS DATE"                 where Repayments under the Savings Contract
                                    made in connection with an Option are taken as including the 7 year bonus, the earliest date on which the 7 year bonus is payable and, in any other case, the earliest date on which any other bonus is payable under such Savings Contract;

       "THE COMMITTEE"              the Sharesave Committee of the Company as
                                    appointed by the Company by resolution on 16th December 1998;

       "CLOSE COMPANY"              a close company as defined in Section 414(1)
                                    of the Taxes Act as varied by Paragraph 8 of
                                    Schedule 9 to the Taxes Act;

       "THE COMPANY"                Cinergy Corp. (registered under the laws of
                                    the State of Delaware in the United States of America);

       "CONTINUOUS SERVICE"         the meaning given to "continuous employment"
                                    in the Employment Rights Act 1996;

       "CONTROL"                    the meaning given by Section 840 of the
                                    Taxes Act;

       "DATE OF GRANT"              the date on which an option is granted;

       "DATE OF INVITATION"         the date on which the Grantor invites
                                    applications for Options;

       "DEALING DAY"                any day on which the New York Stock Exchange
                                    is open for the transaction of business;

       "ELIGIBLE EMPLOYEE"          any individual who:

                                    (A) (1)     is an employee of a
                                                Participating Company or an
                                                executive director of a
                                                Participating Company, the
                                                latter on terms which require
                                                him to devote at least 25 hours
                                                a week (excluding meal breaks)
                                                to his duties; and

                                        (2)     is chargeable to tax in respect
                                                of his office or employment
                                                under Case I of Schedule E of
                                                the Taxes Act; and

                                        (3)     has such qualifying period (if
                                                any) of Continuous Service
                                                (being a period commencing not
                                                earlier than five years prior to
                                                the Date of Grant) as the
                                                Committee may determine; or

                                    (B)  any other employee (including an
                                         executive director) or category of
                                         employees whom the Committee may
                                         approve;

       "EMPLOYEES' SHARE SCHEME"    the meaning given by Section 743 of the
                                    Companies Act 1985;

       "EXERCISE PRICE"             The US dollar equivalent at the applicable
                                    exchange rate at the date of exercise of the amount of Repayment under the Savings
                                    Contract entered into, such US dollar
                                    equivalent to be used to acquire up to the maximum shares possible at the date of exercise at the Option price;

       "GRANTOR"                    in relation to any Option, the Committee or
                                    the Trustee as the case may be being the person by whom the Option is to be or was granted pursuant to Rule 2.1;

       "THE NEW YORK STOCK
       EXCHANGE"                    New York Stock Exchange;

       "MARKET VALUE"               in relation to a Share on any day which is
                                    listed on the New York Stock Exchange, its middle market quotation;

       "MATERIAL INTEREST"          the meaning given by Section 187(3) of the
                                    Taxes Act;

       "MAXIMUM CONTRIBUTION"       the lesser of:

                                    (A)  such maximum monthly contribution as
                                         may be permitted pursuant to Paragraph
                                         24 of Schedule 9 to the Taxes Act; or

                                    (B)  such maximum monthly contribution as
                                         may be determined from time to time by
                                         the Committee;

       "MEMBER OF A CONSORTIUM"     the meaning given by Section 187(7) of the
                                    Taxes Act;

       "MINIMUM CONTRIBUTION"       the minimum Monthly Contribution allowed by
                                    the Committee being an amount which is not less than the minimum Monthly Contribution permitted under the Savings Contract and not greater than L10 per month;

       "MONTHLY CONTRIBUTIONS"      monthly contributions agreed to be paid by a
                                    Participant under the Savings Contract made in connection with his Option;

       "OPTION" a right to purchase Shares under the Scheme which is either subsisting or (where the context so admits or requires) is proposed to be granted;

       "OPTION PRICE"               the US dollar price per Share, as determined
                                    by the Grantor, at which an Eligible
                                    Employee may acquire Shares upon the
                                    exercise of an Option being not less than 80 per cent. of the Market Value on the Dealing
                                    Day preceding the Date of Invitation but subject to any adjustment pursuant to Rule
                                    9;

       "PARTICIPANT"                a director or employee, or former director
                                    or employee, to whom an Option has been
                                    granted, or (where the context so admits or requires) the personal representatives of any such person;

       "PARTICIPATING COMPANY"      (A)  the Company; and

                                    (B)  any other company which is under the
                                         Control of the Company, is a
                                         Subsidiary of the Company and is for
                                         the time being
                                         designated by the Committee as a
                                         Participating Company;

       "REPAYMENT"                  in relation to a Savings Contract, the
                                    aggregate of the 36 or 60 Monthly
                                    Contributions which the Participant has
                                    agreed to make and any bonus due at the
                                    Bonus Date;

       "SAVINGS CONTRACT"           a contract under a certified contractual
                                    savings scheme (within the meaning of
                                    Section 326 of the Taxes Act) approved by the Inland Revenue for the purpose of
                                    Schedule 9 to the Taxes Act;

       "THE SCHEME"                 this Cinergy Corp. Sharesave Scheme in its
                                    present form or as from time to time amended in accordance with the provisions hereof;

       "SHARE" a share in the capital of Company which satisfies the conditions specified in Paragraphs 10 to 14 (inclusive) of Schedule 9 to the Taxes Act;

       "SPECIFIED AGE"              63 years of age;

       "SUBSIDIARY"                 the meaning given by Sections 736 and 736A
                                    of the Companies Act 1985;

       "TAXES ACT"                  the Income and Corporation Taxes Act 1988;

       "TRUSTEE"                    the trustee or trustees for the time being
                                    of any qualifying employee share ownership trust established by the Company pursuant to
                                    Schedule 5 to the Finance Act 1989 or any similar employees' share trust.

1.2    In this Scheme, unless the context requires otherwise:

       (A) the headings are inserted for convenience only and do not affect the interpretation of any Rule;

       (B)   a reference to a Rule is a reference to a Rule of this Scheme;

       (C) a reference to a statute or statutory provision includes a reference:

             (1) to that statute or provision as from time to time consolidated, modified, re-enacted or replaced by any statute or statutory provision;

             (2) to any repealed statute or statutory provision which it re-enacts (with or without modification); and

             (3)    to any subordinate legislation made under it;

       (D)   words in the singular include the plural, and vice versa;

       (E) a reference to the masculine shall be treated as a reference to the feminine, and vice versa;

       (F) if a period of time is specified and starts from a given day or the day of an act or event, it is to be calculated exclusive of that day;

       (G) a reference to "a year" shall be a period calculated by reference to a previous or subsequent anniversary of a particular date.

2.     APPLICATION FOR OPTIONS

2.1 The Committee or, with the prior written approval of the Committee, the Trustee may, from time to time, invite applications for Options from all Eligible Employees, and any such invitation shall be in writing and shall include details of:

       (A)   eligibility;

       (B)   the Option Price (which shall be expressed in US Dollars);

       (C)   the minimum Monthly Contribution payable;

       (D)   the Maximum Contribution payable;

       (E)   the period (or periods) the Savings Contracts are available;

       (F) if a 5 year Savings Contract is taken out, whether, for the purpose of determining the number of Shares over which the Option is to be granted, the Repayment under the Savings Contract may be taken as including either the 5 year or the 7 year bonus;

       (G) the date by which applications made pursuant to Rule 2.3 must be received (being neither earlier than 14 days nor later than 25 days after the Date of Invitation).

2.2 An application for an Option must incorporate or be accompanied by a proposal for a Savings Contract.

2.3 An application for an Option shall be in writing in such form as the Grantor may from time to time prescribe save that it shall provide for the applicant to state:

       (A) the Monthly Contributions (being a multiple of L1 and not less than the Minimum Monthly Contribution) to be made in connection with the Option for which application is made;

       (B) that his proposed Monthly Contributions (when taken together with any Monthly Contributions he makes under any other Savings Contract) will not exceed the Maximum Contribution;

       (C) if Eligible Employees may enter into a three or a five year Savings Contract, his choice in that respect;

       (D) if Eligible Employees may elect for the Repayment under a five year Savings Contract to be taken as including either the five year or the seven year bonus, his election in that respect.

2.4 Proposals for a Savings Contract shall be limited to such building society, bank or European financial institution as the Committee may designate.

2.5 Each application shall be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Option Price with the Repayment under the Savings

       Contract entered into in connection with the Option. For this purpose the number of Shares should be determined by reference to the UK/US exchange rate on the date of exercise of the Option.

3.     GRANT OF OPTIONS

3.1    No Option shall be granted to any person if:

       (A) at the Date of Grant that person shall have ceased to be an Eligible Employee; or

       (B) that person has, or has had at any time within the 12 month period preceding the Date of Grant, a Material Interest in the issued ordinary share capital of a Close Company which is the Company or a company which has Control of the Company or is a Member of a Consortium which owns the Company.

3.2 Within 30 days of the earliest Dealing Day by reference to which the Option Price was fixed the Grantor may, subject to Rule 3.1 above, grant to each Eligible Employee who has submitted a valid application, an Option in respect of the number of Shares for which application has been deemed to be made under Rule 2.5.

3.3 The Company shall issue to each Participant an option certificate in such form (not inconsistent with the provisions of the Scheme) as the Committee may from time to time prescribe. Each such certificate shall specify the Date of Grant of the Option, the number and class of Shares over which the Option is granted, the Option Price and the Bonus Date.

3.4 Except as otherwise provided in these Rules, every Option shall be personal to the Participant to whom it is granted and shall not be transferable.

3.5    No amount shall be paid in respect of the grant of an Option.

4.     NUMBER OF SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED

4.1 The maximum number of shares which may be allocated under the Scheme at the Date of Grant shall not exceed 0.5 percent of the issued ordinary share capital of the Company on 16th December 1998.

4.2 The limit in Rule 4.1 shall be increased, if necessary, at the date of exercise to ensure that the total contributions of the Participants under the Savings Contracts may be used to acquire up to the maximum number of Shares possible at the UK/US dollar exchange rate prevailing at the date of exercise at the Option Price.

4.3    In determining the above limits no account shall be taken of:

       (A) any Shares where the right to acquire such shares was released, lapsed or otherwise became incapable of exercise;

       (B) any Shares where the interest in such Shares was forfeited or otherwise became incapable of vesting; or

       (C) any Shares which are comprised in options granted or awards made to replace grants or awards originally made under the scheme of another company.

4.4    References in this Rule to the "allocation" of Shares shall mean:

       (A)   in the case of any share option scheme:

             (i) the placing by the Committee or the Trustee of unissued shares under the option; and

             (ii) insofar as not taken into account under (i) above, any subscription for Shares which are issued for the purpose of satisfying any Option; and

       (B) in relation to other types of Employees' Share Scheme, shall mean the issue and allotment of shares and references to "allocated" shall be construed accordingly.

5.     RIGHTS OF EXERCISE AND LAPSE OF OPTIONS

5.1    (A)   Save as provided in Rules 5.2, 65.3, 5.4, 5.5 and Rule 6, an Option shall not be exercised earlier than the Bonus Date under the Savings Contract entered into in connection therewith.

       (B) Save as provided in Rule 5.2, an Option shall not be exercised later than 6 months after the Bonus Date under the Savings Contract entered into in connection therewith.

       (C) Save as provided in Rules 5.2, 5.3 and 5.4, an Option may only be exercised by a Participant whilst he is a director or employee of a Participating Company.

       (D) An Option may not be exercised by a Participant if he has, or has had at any time within the 12 month period preceding the date of exercise, a Material Interest in the issued ordinary share capital of a Close Company which is the Company or a company which has Control of the Company or is a Member of a Consortium which owns the Company, nor may an Option be exercised by the personal representatives of a deceased Participant if the Participant had such a Material Interest at the date of his death.


5.2    An Option may be exercised by the personal representatives of a deceased
       Participant:

       (A) within 12 months following the date of his death if such death occurs before the Bonus Date;

       (B) within 12 months following the Bonus Date in the event of his death within 6 months after the Bonus Date.

5.3 An Option may be exercised by a Participant within 6 months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the Scheme by reason of:

(A)    injury or disability; or

       (B)   redundancy within the meaning of the Employment Rights Act 1996; or

       (C) retirement on reaching the Specified Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment; or

       (D) his office or employment being in a company of which the Company ceases to have Control; or

       (E) the transfer of his contract of employment (which relates to a business or part of a business) to a person who is neither an Associated Company nor a company of which the Company has Control; or

       (F) any other reason other than dismissal for gross misconduct, serious breach or non-observance of his contract of employment or failure or refusal to carry out the duties assigned to him thereunder, if such cessation of office or employment is more than 3 years after the Date of Grant.

5.4 If, at the Bonus Date, a Participant holds an office or employment in a company which is not a Participating Company but which is:-

       (A) an Associated Company of the Company (but not because it was demerged by the Company); or

       (B)   a company of which the Company has Control,

       his Option may be exercised within six months of such Bonus Date.

5.5 An Option may be exercised by a Participant within 6 months following the date he reaches the Specified Age if he continues after that date to hold the office or employment by virtue of which he is eligible to participate in the Scheme.

5.6 No person shall be treated for the purposes of Rule 5.3 as ceasing to hold an office or employment by virtue of which that person is eligible to participate in the Scheme until that person ceases to hold any office or employment in the Company or any Associated Company or any company of which the Company has Control.

5.7 An Option granted to a Participant shall lapse upon the occurrence of the earliest of the following:

       (A) subject to (B) below, 6 months after the Bonus Date under the Savings Contract entered into in connection with the Option;

       (B) where the Participant dies before the Bonus Date, 12 months after the date of death, and where the Participant dies in the period of 6 months after the Bonus Date, 12 months after the Bonus Date;

       (C) the expiry of any of the 6 month periods specified in Rule 5.3(A) to (F), save that if at the time any of such applicable periods expire, time is running under the 12 month periods specified in Rule 5.2, the Option shall not lapse by reason of this Rule 5.7 until the expiry of the relevant 12 month period in Rule 5.2;

       (D) the expiry of any of the periods specified in Rules 6.3 to 6.5, save where an Option is released in consideration of the grant of a New Option over New Shares in the Acquiring Company (during one of the periods specified in Rules 6.3 and 6.4) pursuant to Rule 6.6;

       (E) the Participant ceasing to hold any office or employment with a Participating Company or any Associated Company for any reason other than those specified in Rules 5.2 and 5.3;

       (F) subject to Rule 6.5, the passing of an effective resolution, or the making of an order by the Court, for the winding-up of the Company;

       (G) the Participant being deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived; and

       (H) before an Option has become capable of being exercised, the Participant giving notice that he intends to stop paying Monthly Contributions, or being deemed under the terms of the Savings Contract to have given such notice, or making an application for Repayment of the Monthly Contributions.

6.     TAKEOVER, RECONSTRUCTION AND AMALGAMATION, AND LIQUIDATION

6.1 If any person obtains Control of the Company as a result of making an offer to acquire Shares which is either unconditional or is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, an Option may be exercised within 6 months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied or waived.

6.2 For the purpose of Rule 6.1 a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

6.3 If any person becomes bound or entitled to acquire Shares under Sections 428 to 430F of the Companies Act 1985 an Option may be exercised at any time when that person remains so bound or entitled and thereafter the Option shall lapse unless before such date the Optionholder has entered into an agreement pursuant to Rule 6.6.

6.4 If, under Section 425 of the Companies Act 1985, the Court sanctions a compromise or arrangement proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, an Option may be exercised within 6 months of the Court sanctioning the compromise or arrangement.

6.5 If a resolution for the voluntary winding-up of the Company is passed, an Option may be exercised within 6 months from the date of the passing of the resolution.

6.6    If any company ("the Acquiring Company"):

       (A)   obtains Control of the Company as a result of making -

             (1) a general offer to acquire the whole of the issued ordinary share capital of the Company is made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company; or

             (2) a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options,

             in either case ignoring any Shares which are already owned by it or a member of the same group of companies; or

       (B) obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985; or

       (C) becomes entitled to give notice under Section 429 of the Companies Act 1985 that he desires to acquire Shares,

       any Participant may at any time within the Appropriate Period, by agreement with the Acquiring Company, release any Option granted under the Scheme which has not lapsed ("the Old Option") in consideration of the grant to him of an option ("the New Option") which (for the purposes of Paragraph 15 of Schedule 9 to the Taxes Act) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within Paragraph 10(b) or (c) of Schedule 9 to the Taxes Act).

6.7 The New Option shall not be regarded for the purposes of Rule 6.6 as equivalent to the Old Option unless the conditions set out in Paragraph 15(3) of Schedule 9 to the Taxes Act are satisfied. Where the provisions of this Rule 6.7 apply, the provisions of the Scheme shall be construed as if:

       (A) the New Option were granted under the Scheme at the same time as the Old Option; and

       (B) except for the purposes of the definitions of "Participating Company" and "Subsidiary" in Rule 1, the reference to Cinergy Corp. in the definition of "the Company" in Rule 1 were a reference to the different company mentioned in Rule 6.6.

7.     MANNER OF EXERCISE

7.1 An Option may only be exercised during the periods specified in Rules 5 and 6, and only in US dollars to the extent possible to acquire up to the maximum number of Shares at the Option Price on the date of exercise with the US dollar equivalent at the applicable exchange rate at the date of exercise of such UK Sterling monies not exceeding the amount of the Repayment under the Savings Contract entered into in connection therewith as at the date of such exercise. Any excess US dollars or UK sterling monies exceeding the Exercise Price shall be returned to the Participant. No account shall be taken of such part (if any) of the Repayment of any Monthly Contribution, the due date for the payment of which under the Savings Contract arises more than one month after the date of the Repayment.

7.2 Subject to Rule 7.3, exercise shall be by the delivery to the Secretary of the Company or other duly appointed agent, of an option certificate stating the Option Price at which the Option may be exercised on the date of exercise, the amount of proceeds of the Savings Contract to be used to acquire the Shares, with the notice of exercise in the prescribed form duly completed and signed by the Participant (or by his duly authorised agent) together with any remittance in US dollars for the Exercise Price payable to the Company (as agent for the Trustee), or authority to the Company (as agent for the Trustee) to withdraw and apply monies equal to the Exercise Price from the Savings Contract, to acquire the Shares over which the Option is to be exercised or in such other manner as may be determined by the Committee. The effective date of exercise shall be the date of delivery of the notice of exercise. Exchange conversion commissions and charges may be paid for separately by the Participant.

7.3 The Exercise Price shall be payable to the Company for itself (and not as agent for the Trustee) in respect of Options which are granted upon the Company's determination that the Exercise Price shall be payable to the Company for itself.

8.     TRANSFER OF SHARES

8.1 Shares to be issued and allotted to the Participant pursuant to the exercise of an Option shall be allotted within 28 days following the effective date of exercise of the Option.

8.2 Subject to Rule 8.3, the Trustee shall transfer Shares to be transferred pursuant to the exercise of an Option within 28 days following the effective date of exercise of the Option.

8.3 Where the Exercise Price is payable to the Company for itself (and not as agent for the Trustee) in accordance with Rule 7.3, the Company shall issue and allot the Shares to the Participant within 28 days following the date of effective exercise of that Option.

8.4 Shares to be issued pursuant to the Scheme will rank pari passu in all respects with the Shares then in issue, except that they will not rank for any rights attaching to Shares by reference to a record date preceding the date of exercise.

8.5 Shares to be transferred pursuant to the Scheme will be transferred free of all liens, charges and encumbrances and together with all rights attaching thereto, except they will not rank for any rights attaching to Shares by reference to a record date preceding the date of exercise.

8.6 If and so long as the Shares are listed on the New York Stock Exchange, the Company shall apply for a listing for any Shares issued pursuant to the Scheme as soon as practicable after the allotment thereof.

9.     ADJUSTMENTS

9.1 The number of Shares over which an Option is granted, the Option Price thereof shall be adjusted in such manner as the Committee or, if the Trustee has at any time been the Grantor, the Committee and the Trustee together shall determine following any capitalisation issue (other than a scrip dividend), rights issue, subdivision, consolidation, reduction of share capital or any other variation of share capital of the Company to the intent that (as nearly as may be without involving fractions of a Share or an Option Price calculated to more than two places of decimals) the Exercise Price payable in respect of an Option shall remain unchanged, provided that no adjustment made pursuant to this Rule 9.1 shall be made without the prior approval of the Inland Revenue.

9.2 Subject to Rule 9.3, an adjustment may be made under Rule 9.1 which would have the effect of reducing the Option Price of unissued Shares to less than the nominal value of a Share, but only if, and to the extent that, the Committee shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price, and so that on exercise of any Option in respect of which the Option Price has been reduced, the Committee shall capitalise and apply such sum (if any) as is necessary to pay up the amount by which the aggregate nominal value of the Shares in respect of which the Option is exercised exceeds the Exercise Price for such Shares.

9.3 The Grantor may take such steps as it may consider necessary to notify Participants of any adjustment made under this Rule 9 and to call in, cancel, endorse, issue or reissue any option certificate consequent upon such adjustment.

10.    ADMINISTRATION

10.1 Any notice or other communication made under, or in connection with, the Scheme may be given by personal delivery or by sending the same by post, in the case of a company to its registered office and in the case of an individual to his last known address, or, where he is a director or employee of the Company or an Associated Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first-class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

10.2 The Company may distribute to Participants copies of any notice or document normally sent by the Company to the holders of Shares.

10.3 If any option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Grantor may require.

10.4 The Company shall at all times procure that sufficient Shares are available for transfer to satisfy all Options under which Shares may be acquired.

10.5 The decision of the Grantor and/or Committee in any dispute relating to an Option or the due exercise thereof or any other matter in respect of the Scheme shall be final and conclusive.

10.6 The costs of introducing and administering the Scheme shall be borne by the Company.

11.    ALTERATIONS

11.1 Subject to Rule 11.2, the Committee may at any time alter or add to all or any of the provisions of the Scheme in any respect, provided that if an alteration or addition is made at a time when the Scheme is approved by the Inland Revenue under Schedule 9 to the Taxes Act it shall not have effect until it has been approved by the Inland Revenue.

11.2 As soon as reasonably practicable after making any alteration or addition under Rule 11.1, the Committee shall give written notice thereof to any Participant affected thereby.

12.    GENERAL

12.1 The Scheme shall terminate upon the tenth anniversary of the date of its adoption or at any earlier time by the passing of a resolution by the Committee or an ordinary resolution of the Company in general meeting. Termination of the Scheme shall be without prejudice to the subsisting rights of Participants.

12.2 The Company and any Subsidiary of the Company may provide money to the trustees of any trust or any other person to enable them or him to purchase Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for these purposes, to the extent permitted by
       Section 153 of the Companies Act 1985, provided that any trust deed to be made for this purpose shall, at a time when the Scheme is approved by the Inland Revenue under Schedule 9 to the Taxes Act, have previously been submitted to the Inland Revenue.

12.3 The rights and obligations of any individual under the terms of his office or employment with the Company, a Participating Company, a Subsidiary of the Company, or an Associated Company shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reason whatsoever insofar as those rights arise, or may arise, from his ceasing to have rights under or being entitled to exercise any Option under the Scheme as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

12.4 These Rules shall be governed by and construed in accordance with the law of England.